                               EXHIBIT 10.14.10
                               ----------------

                        ELEVENTH MODIFICATION AGREEMENT
                        -------------------------------

         THIS AGREEMENT is made as of and effective this 1st day of October, 1996, between and among SEI CORPORATION, a Pennsylvania corporation ("Company") and PNC BANK, NATIONAL ASSOCIATION, successor by merger to Provident National Bank ("Bank").

                                  BACKGROUND
                                  ----------

         Bank and Company have entered into a Credit Agreement effective as of May 31, 1992 as amended by a Waiver and First Modification Agreement between Bank and Company dated as of September 30, 1992, a Second Modification Agreement between Bank and Company dated as of April 19, 1993, a Third Modification Agreement between Bank and Company dated as of May 31, 1993, a Fourth Modification Agreement between Bank and Company dated as of March 14, 1994, a Fifth Modification Agreement dated as of May 31, 1994, a Sixth Modification Agreement dated as of May 5, 1995, a Seventh Modification Agreement effective as of May 31, 1995, an Eighth Modification Agreement dated October 19, 1995, a Ninth Modification Agreement dated March 31, 1996 and a Tenth Modification Agreement dated as of May 31, 1996 (as so amended, the "Credit Agreement") pursuant to which Bank agreed to make up to $30,000,000 in loans (the "Loans") to Company. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement. The Loans are evidenced by Company's note originally dated May 31, 1992 and amended and restated September 30, 1992 and May 31, 1996 (the "Note") in the principal amount of $30,000,000.

         The obligations of Company under the Credit Agreement are secured by a Pledge Agreement, dated as of May 31, 1992 as amended by the First Modification Agreement (as so amended, the "Pledge Agreement") under which Company pledged to Bank the shares of capital stock of certain of the Subsidiaries.

         Company and Bank desire to increase the Loans to $50,000,000 and to amend further certain provisions of the Credit Agreement.

                                   Agreement
                                   ---------

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

         1.  Terms.  Capitalized terms not defined herein shall have the
             -----
meanings set forth in the Credit Agreement.

         2.  Restated Note. Concurrently with the execution and delivery of this
             -------------
Agreement, Borrower shall execute and deliver to Bank a restated note (the "Restated Note"), evidencing the Loans in the principal amount of $50,000,000 in the form of Exhibit A attached hereto. Upon receipt by Bank of the Restated Note, the original Note shall be canceled and returned to the Borrower; the Loans and all accrued and unpaid interest on the original Note shall thereafter be evidenced by the Restated Note; and all references to the "Note" evidencing the Loans in any documents relating thereto shall thereafter be deemed to refer to the Restated Note. Without duplication, the Restated Note shall in no way extinguish the Borrower's unconditional obligation to repay all indebtedness, including accrued and unpaid interest, evidenced by the original Note.

         3.  Amendments to Credit Agreement.  The Credit Agreement is hereby
             ------------------------------
amended as follows:

             (a)   The definition of "Credit Commitment" contained in Section
1.1 of the Credit Agreement is hereby changed from "$30,000,000" to "$50,000,000".

             (b) Section 2.2 of the Credit Agreement is hereby amended by changing the Commitment Fee rate from 1/8% per annum to 1/10% per annum.

             (c) Section 3.3(b) of the Credit Agreement is hereby amended to change the interest rate spread over the Eurodollar Rate from "five-eighths of one percent (5/8%)" to "three-tenths of one percent (.30%)".

             (d) Exhibit A to the Credit Agreement is hereby amended and restated to read in full as set forth in Exhibit A attached hereto.

        4.   Loan  Documents.  All references in the Restated Note, the Loan
             ---------------
Agreement and the Pledge Agreement to the Note or the Credit Agreement are hereby deemed to be to the Restated Note or the Credit Agreement, as the case may be, as restated or amended hereby.

        5.   Representations and Warranties.  Company represents and warrants
             -------------------------------
that:

             (a) Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite power and authority to make and perform this Agreement and the Restated Note.

             (b) The execution, delivery and performance of this Agreement and the Restated Note have been duly authorized by all requisite corporate action of Company and will not violate any applicable provision of law or judgment, order or regulation of any court or of any public or governmental agency or authority nor conflict with or constitute a breach of or a default under any instrument to which Company is a party or by which Company or any of Company's properties is bound;

             (c) This Agreement and the Restated Note constitute the legal, valid and binding obligations of Company, enforceable in accordance with their terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditor's rights generally and general principles of equity;

             (d) No approval, consent or authorization of, or registration, declaration or filing with, any governmental or public body or authority is required in connection with the valid execution, delivery and performance by Company of this Agreement and the Restated Note, except such as have been obtained; and

             (e)   All representations and warranties of Company set forth in
Section 5 of the Credit Agreement are true and correct as of the date hereof.

         All of the above representations and warranties shall survive the making of this Agreement.

         6.  Company's Ratification. Except as hereinabove modified and amended
             ----------------------
and except as necessary to conform to the intention of the parties hereinabove set forth, the Credit Agreement, the Restated Note and the Pledge Agreement shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects, as so amended.

         7.  Conditions to Effectiveness of Agreement. Bank's willingness
             ----------------------------------------
to agree to the extension, increase and modifications contained herein are subject to the prior satisfaction of the following conditions:

             (a) Execution and delivery of this Agreement and the Restated Note; and

             (b) Delivery of certified resolutions of the Company authorizing the Company's execution, delivery and performance of this Agreement and the Restated Note.

         8.  Miscellaneous.
             -------------

             (a) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

             (b) This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

             (c) This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                                 SEI CORPORATION

                                 By:    Henry H. Greer
                                        --------------------------------------

                                 Title: President and Chief Operating Officer
                                        --------------------------------------


                                 PNC BANK, NATIONAL ASSOCIATION

                                 By:    H. Todd Dissinger
                                        --------------------------------------

                                 Title:   Vice President
                                        --------------------------------------

                                   EXHIBIT A

                      THIRD RESTATED LINE OF CREDIT NOTE
                      ----------------------------------

$50,000,000                                          Philadelphia, Pennsylvania
                                            Originally Dated as of May 31, 1992
                                  Amended and Restated as of September 30, 1992
                                                    Restated as of May 31, 1996
                                                 Restated as of October 1, 1996

         FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND, the undersigned hereby promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION, successor by merger to Provident National Bank ("Bank"), at 1600 Market Street, Philadelphia, Pennsylvania 19103 or at such other address as the Bank may designate, the principal sum of FIFTY MILLION DOLLARS ($50,000,000), or if less, the aggregate unpaid principal amount of all loans made by the payee to the undersigned pursuant to the Credit Agreement dated as of May 31, 1992, as the same has been and may hereafter be amended from time to time (the "Agreement") between the undersigned and the payee. The principal hereof shall be due and payable on the Termination Date, as defined in the Agreement. The undersigned promises to pay interest from the date hereof on the unpaid principal hereof to and including the Termination Date (as defined in the Agreement) at the rates and times and in all cases in accordance with the terms of the Agreement.

         This Note evidences borrowings under and is entitled to the benefits and provisions of the Agreement. The principal of this Note is subject to acceleration of the maturity thereof and certain prepayments are permitted in the manner and to the extent specified in the Agreement.

         In case an Event of Default, as defined in the Agreement, shall occur, the entire principal of this Note may become or be declared due and payable in the manner and with the effect provided in the Agreement.

         The parties hereto, including the undersigned maker and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note and assent to extensions of the time of payment of forbearance or other indulgence without notice.

         This Note amends and restates, and is in substitution for, a Note in the principal amount of $30,000,000 payable to Bank dated May 31, 1992, and last restated as of May 31, 1996 (the "Original Note"). However, without duplication, this Restated Note shall in no way extinguish the undersigned's unconditional obligation to repay all indebtedness evidenced by the Original Note.

[CORPORATE SEAL]                         SEI CORPORATION


Attest:    H. Todd Dissinger             By:     Henry H. Greer
           ----------------------------          ------------------------------

Title:     Vice President                Title:  President and Chief Operating
           -----------------------------         ------------------------------
                                                 Officer
                                                 ------------------------------

                               EXHIBIT 10.14.11

                      RELEASE AND MODIFICATION AGREEMENT
                      ----------------------------------

         THIS AGREEMENT is made as of the 20th day of February, 1997, by and among PNC BANK, NATIONAL ASSOCIATION, successor by merger to Provident National Bank, a national banking association with offices at 1600 Market Street, Philadelphia, Pennsylvania 19103 (the "Bank"), SEI INVESTMENTS COMPANY (formerly SEI Corporation), a Pennsylvania corporation, (the "Borrower") and the Borrower, SEI FINANCIAL MANAGEMENT CORPORATION, SEI FINANCIAL SERVICES COMPANY and SEI INVESTMENTS, INC. (collectively, the "Pledgors").

                                  BACKGROUND
                                  ----------
         Bank and Borrower have entered into a Credit Agreement effective as of May 31, 1992 as amended by a Waiver and First Modification Agreement between Bank and Borrower dated as of September 30, 1992, a Second Modification Agreement between Bank and Borrower dated as of April 19, 1993, a Third Modification Agreement between Bank and Borrower dated as of May 31, 1993, a Fourth Modification Agreement between Bank and Borrower dated as of March 14, 1994, a Fifth Modification Agreement dated as of May 31, 1994, a Sixth Modification Agreement dated as of May 5, 1995, a Seventh Modification Agreement effective as of May 31, 1995, an Eighth Modification Agreement dated October 19, 1995, a Ninth Modification Agreement dated March 31, 1996 a Tenth Modification Agreement dated as of May 31, 1996, and a Eleventh Modification Agreement dated October 1, 1996 (as so amended, the "Credit Agreement") pursuant to which Bank agreed to make up to $50,000,000 in loans (the "Loans") to Borrower. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement. The Loans are evidenced by Borrower's note originally dated May 31, 1992 and amended and restated September 30, 1992, May 31, 1996 and October 1, 1996 (the "Note") in the principal amount of $50,000,000.

         Under the terms of a Pledge Agreement (the "Pledge Agreement") dated as of May 31, 1992, Pledgors pledged to Bank certain shares of stock, as set forth therein (the "Pledged Collateral") to secure the due and punctual payment and performance of all of the obligations of Borrower under the Note and the Credit Agreement and any renewals, extensions or modifications thereof.

         Borrower has requested, and Bank has agreed to, the release of the Pledged Collateral and the termination of the Pledge Agreement upon the terms and conditions set forth herein.

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   AGREEMENT
                                   ---------

         1.       Terms.  Capitalized terms used herein and not otherwise
                  -----
defined herein shall have the meanings given to such terms in the Credit Agreement.

        2.        Release. Bank hereby releases its lien on the Pledged
                  -------
Collateral and agrees that the Pledge Agreement is hereby terminated. Promptly following execution of this Agreement, Bank will promptly return all certificates evidencing the Pledged Collateral to Pledgors.

         3.       Amendments to Credit Agreement.
                  ------------------------------

                  (a) The Credit Agreement is hereby amended by deleting all references and provisions relating to the Pledge Agreement contained therein.

                  (b) The Credit Agreement is hereby further amended by amending and restating Section 7.8(l) thereof to read in full as follows:

                  "(l) Indebtedness of the Company, not to exceed an aggregate of $50,000,000, for the purpose of financing the Company's new office campus; provided that, both before and after giving effect to the incurrence of such Indebtedness, the Company is in compliance with all covenants contained in this Agreement."

         4.        Loan Documents. Except where the context clearly requires
                   --------------
otherwise, all references to the Credit Agreement in the Note or any other document delivered to Bank in connection therewith shall be to the Credit Agreement as amended by this Agreement.

         5.        Borrower's Ratification. Borrower agrees that it has no
                   -----------------------
defenses or set-offs against the Bank, its officers, directors, employees, agents or attorneys with respect to the Note or the Credit Agreement, all of which are in full force and effect and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. Borrower hereby ratifies and confirms its obligations under the Note and the Credit Agreement and agrees that the execution and the delivery of this Agreement does not in any way diminish or invalidate any of its obligations thereunder (except with respect to the Pledge Agreement and the Pledged Collateral).

         6.       Representations and Warranties. Borrower hereby certifies
                  ------------------------------
that:

                  (a) except as otherwise previously disclosed to Bank in any manner whatsoever, the representations and warranties made in the Credit Agreement are true and correct as of the date hereof.

                  (b) no Event of Default under the Note or the Credit Agreement and no event which with the passage of time or the giving of notice or both could become an Event of Default, exists on the date hereof; and

                  (c) this Agreement has been duly authorized, executed and delivered so as to constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

         All of the above representations and warranties shall survive the making of this Agreement.

         7.        No Waiver. This Agreement does not and shall not be deemed to
                   ---------
constitute a waiver by Bank of any Event of Default under the Note or Credit Agreement, or of any event which with the passage of time or the giving of notice or both would constitute an Event of Default, nor does it obligate Bank to agree to any further modifications of the terms of the Credit Agreement or constitute a waiver of any of Bank's other rights or remedies.

         8.        Miscellaneous.
                   -------------
                  (a) All terms, conditions, provisions and covenants in the Note, the Credit Agreement, and all other documents delivered to Bank in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby. To the extent that any term or provision of this Agreement is or may be deemed expressly inconsistent with any term or provision in the Credit Agreement, the Note or any other document executed in connection therewith, the terms and provisions hereof shall control.

                  (b) This Agreement shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.

                  (c) This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                         BORROWER
                                         --------

[SEAL]                                   SEI INVESTMENTS COMPANY
                                               (formerly SEI Corporation)


Attest:    H. Todd Dissinger             By:     Henry H. Greer
           --------------------------            ---------------------------
                                                 President and
Title:     Vice President                Title:  Chief Operating Officer
           --------------------------            ----------------------------

                                          PLEDGORS
                                          --------

[SEAL]                                SEI INVESTMENTS COMPANY
                                                    (formerly SEI Corporation)


Attest:    H. Todd Dissinger              By:     Henry H. Greer
           -------------------------             ------------------------------
                                                  President and
Title:     Vice President                 Title:  Chief Operating Officer
           -------------------------             ------------------------------


[SEAL]                                SEI FINANCIAL MANAGEMENT
                                               CORPORATION


Attest:    H. Todd Dissinger              By:     Henry H. Greer
           -------------------------             -----------------------------
                                                  President and
Title:     Vice President                 Title:  Chief Operating Officer
           -------------------------             -----------------------------

[SEAL]                                SEI FINANCIAL SERVICES COMPANY


Attest:    H. Todd Dissinger              By:     Henry H. Greer
           -------------------------             ----------------------------
                                                  President and
Title:     Vice President                 Title:  Chief Operating Officer
           -------------------------             -----------------------------


[SEAL]                                SEI INVESTMENTS, INC.


Attest:    H. Todd Dissinger              By:     Kathy Heilig
           --------------------------            -----------------------------

Title:     Vice President                 Title:  Assistant Controller
           --------------------------            -----------------------------

                                          BANK
                                          ----

                                      PNC BANK, NATIONAL ASSOCIATION


                                          By:     H. Todd Dissinger
                                                  -----------------------------

                                          Title:  Vice President
                                                  -----------------------------